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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: September 7, 2006
                        (Date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602

                           ---------------------------


         Minnesota                                         41-1595629
(State or other jurisdiction                   (IRS Employer Identification No.)
     of incorporation)

                             3905 Annapolis Lane N.
                          Minneapolis, Minnesota 55447
          (Address of principal executive offices, including zip code)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01     Entry into a Material Definitive Agreement.

     On September 7, 2006, ATS Medical, Inc. (the "Company") entered into an Exclusive Distribution Agreement with Novare Surgical Systems, Inc. ("Novare"), effective as of October 1, 2006 (the "Agreement"). Novare is the owner of the Enclose II(R) cardiac anastomosis assist device (the "Product"), which is a device used by cardiac surgeons to attach a bypass vessel to the aorta during coronary artery bypass graft surgery, and is engaged in the manufacture, marketing, sale and distribution of the Product. Under the terms of the Agreement, the Company has the exclusive right to market, sell and distribute the Product in the United States, Germany, France and the United Kingdom. The Company agreed to pay to Novare a transfer price for each box of Product it purchases. Starting in 2007, the Company is required to purchase an annual minimum amount of the Product which amount increases 15% each year.

     The Agreement has an initial term of three years from the effective date, subject to earlier termination under certain circumstances as provided in the Agreement. The Agreement provides that neither party may assign or otherwise transfer its rights and obligations under the Agreement without the prior written consent of the other party. However, without the other party's consent, either party may assign the Agreement to its successor in connection with a Change in Control (as defined in the Agreement) of such party.

     A copy of the Agreement will be filed as an exhibit to the Company's Form 10-Q for the quarterly period ended September 30, 2006.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ATS MEDICAL, INC.




                                               By:    /s/ Michael D. Dale
                                                      --------------------------
                                                      Michael D. Dale
                                                      Chief Executive Officer
Date:  September 13, 2006